INVESTOR SUBSCRIPTION AGREEMENT FOR eACCELERATION CORP.


Persons interested in purchasing shares of the common stock of eAcceleration Corp. (the "Shares") must complete and return this Subscription Agreement along with their check or money order (unless they are sending a wire transfer) to American Stock Transfer & Trust Co., as escrow agent for eAcceleration Corp.,
Attention: Corporate Trust Department, 6201 15th Avenue, Brooklyn, New York
11219.

The Shares involve a high degree of risk and immediate and substantial dilution. No person should complete and sign a Subscription agreement unless he or she has received and read the Company's Prospectus dated
                                                 ---------------------.

eAcceleration Corp. (the "Company") reserves the right to accept or reject any subscription in whole or in part for any reason or for no reason. If and when accepted by the Company, this Subscription Agreement shall constitute a subscription for shares of the Company's Common Stock ($.0001 par value per shares). The minimum subscription is $625 for 100 shares. Method of Payment:
Check, Money Order or Wire Transfer payable to "eAcceleration Corp., Subscription Escrow Account."

A copy of this Agreement will be returned to you as your receipt within thirty (30) days, confirming your subscription and indicating the extent to which your subscription has been accepted by the Company. As discussed in the Prospectus, until 400,000 shares (the "Minimum Shares") are sold, all proceeds of the Offering will be held in an Escrow Account at American Stock Transfer & Trust Co. When the Minimum Shares are sold, the funds held in the Escrow Account will be disbursed to the Company and stock certificates will be issued within thirty (30) days. Thereafter, a subscriber will be mailed his or her stock certificates within thirty (30) days of the date of the Company has mailed written confirmation of the subscription. In the event the Minimum Shares are not sold prior to the Termination Date of the Offering, all deposits will be returned to subscribers with interest earned, if any.

I hereby irrevocably tender this Subscription Agreement for the purchase of _______ Shares at $6.25 per Share. With this Subscription Agreement, I tender payment in the amount of $_______ ($6.25 per Share) for the Shares subscribed.

I am a bona fide resident of the state of _______________ [insert state of residence].

Please register the Shares which I am purchasing as follows:

Check one:

___  Individual
___  Tenants-in-Common in Trust
___  Joint Tenants
___  Corporation
___  Minor with adult custodian under the Uniform Gifts to Minor's Act
___  Existing Partnership


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For the person(s) who will be registered shareholder(s):

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Investor No. 1 (print name above)             Investor No. 2 (print name above)

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Street (residence address)                    Street (residence address)

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City State Zip                                City State Zip

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Home Phone                                    Home Phone

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Social Security Number                        Social Security Number

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Date of Birth                                 Date of Birth

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Signature                                     Signature

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Date                                          Date


Accepted by eAccleration Corp.


By:                                           Date:
    --------------------------------                ----------------------------
    Name:                                           Name:
    Title:                                          Title:





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